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EXHIBIT 99.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of FedEx Corporation ("FedEx") on Form 10-Q for the period ended February 28, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Frederick W. Smith, Chairman, President and Chief Executive Officer of FedEx, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

  (1)
  The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

  (2)
  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of FedEx.

Date: March 21, 2003

/s/ FREDERICK W. SMITH
Frederick W. Smith Chairman, President and Chief Executive Officer

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  EXHIBIT 99.1